Exhibit 99.1

Community Bancorp.
March 31, 2004
Quarterly Report

Dear Shareholders and Friends,

As you can see from the attached financial statement for the first quarter, Community Bancorp. has reported consolidated earnings for the period ended March 31, 2004, of 763,842 or $0.20 per share, as compared to $909,056 or $0.24 per share for the same period a year ago.

As of March 31, 2004, the company reported assets of $327 million with total loans of $203 million and deposits of $275 million, compared to total assets of 305 million as of 3/31/2003 with loans of 200million and deposits of 258 million.

After a record year in terms of lending activity in 2003, the first quarter of 2004 saw a return to more normal levels of mortgage lending. As a result, our income from refinancing activity was significantly lower than 2003 or 2002. Other than that, our earnings for the first quarter were respectable, notwithstanding the continuing effect of low interest rates and the resulting downward pressure on spreads.

Our annual meeting is scheduled for May 4th at 5:30 PM at the Elk's Club in Derby. We hope to see many of our shareholders there.

COMMUNITY BANCORP. AND SUBSIDIARIES
Consolidated Balance Sheets
	March 31	December 31
	2004	2003
	(Unaudited)
Assets
Cash and due from banks	$6,177,127	$11,620,762
Federal funds sold and overnight deposits	837,195	2,751,148
Total cash and cash equivalents	7,014,322	14,371,910
Securities held-to-maturity (fair value $46,777,741 at
03/31/04 and $41,716,965 at 12/31/03)	46,660,330	41,563,840
Securities available-for-sale	56,271,253	56,319,321
Restricted equity securities	1,356,850	1,356,850
Loans held-for-sale	1,514,749	2,253,151
Loans	203,231,694	204,277,612
Allowance for loan losses	(2,214,110)	(2,199,110)
Unearned net loan fees	(771,451)	(805,284)
Net loans	200,246,133	201,273,218
Bank premises and equipment, net	7,848,988	7,814,922
Accrued interest receivable	1,977,888	1,676,190
Other real estate owned, net	116,164	88,277
Other assets	3,999,741	4,024,728
Total assets	$327,006,418	$330,742,407

Liabilities and Stockholders' Equity
Liabilities
Deposits:
Demand, non-interest bearing	$35,547,606	$38,198,327
NOW and money market accounts	93,461,043	98,209,841
Savings	44,056,294	41,506,976
Time deposits, $100,000 and over	22,744,824	22,116,006
Other time deposits	78,864,724	79,648,109
Total deposits	274,674,491	279,679,259

Federal funds purchased and other borrowed funds	10,040,000	8,040,000
Repurchase agreements	11,403,189	12,016,570
Accrued interest and other liabilities	3,275,466	3,921,432
Total liabilities	298,747,271	303,657,261
Stockholders' Equity
Common stock - $2.50 par value; 6,000,000 shares
authorized and 3,984,906 shares issued at 03/31/04
and 3,971,989 shares issued at 12/31/03	9,962,264	9,929,973
Additional paid-in capital	17,040,665	16,861,802
Retained earnings	2,089,837	1,971,870
Accumulated other comprehensive income	750,006	506,006
Less: treasury stock, at cost; 185,641 shares at 03/31/04
and 182,905 shares at 12/31/03	(2,229,500)	(2,184,505)
Total stockholders' equity	28,259,147	27,085,146

Total liabilities and stockholders' equity	$327,006,418	$330,742,407

The accompanying notes are an integral part of these consolidated financial statements.

COMMUNITY BANCORP. AND SUBSIDIARIES
Consolidated Statements of Income
( Unaudited )

For The First Quarter Ended March 31,	2004	2003

Interest income
Interest and fees on loans	$3,313,602	$3,470,789
Interest on debt securities
Taxable	593,139	616,154
Tax-exempt	240,814	214,232
Dividends	8,616	11,667
Interest on federal funds sold and overnight deposits	4,930	19,670
Total interest income	4,161,101	4,332,512

Interest expense
Interest on deposits	1,152,335	1,329,977
Interest on borrowed funds	73,330	62,479
Interest on repurchase agreements	30,155	36,752
Total interest expense	1,255,820	1,429,208

Net interest income	2,905,281	2,903,304
Provision for loan losses	(51,000)	(75,000)
Net interest income after provision	2,854,281	2,828,304

Non-interest income
Service fees	246,966	235,419
Security gains	0	142,904
Other income	416,243	567,707
Total non-interest income	663,209	946,030

Non-interest expense
Salaries and wages	1,030,757	974,231
Pension and other employee benefits	376,867	306,365
Occupancy expenses, net	494,420	422,883
Other expenses	838,394	860,966
Total non-interest expense	2,740,438	2,564,445

Income before income taxes	777,052	1,209,889
Applicable income taxes	13,210	300,833
Net Income	$763,842	$909,056

Earnings per share on weighted average	$0.20	$0.24

Weighted average number of common shares
used in computing earnings per share	3,800,686	3,756,512

Dividends declared per share	$0.17	$0.16

Book value per share on shares outstanding at March 31,	$7.27	$7.07

The accompanying notes are an integral part of these consolidated financial statements.

Board of Directors

Community Bancorp. and Community National Bank

Thomas E. Adams, President, NPC Realty, Inc.
Jacques R. Couture, Dairy Farmer
Elwood G. Duckless, Past President, Newport Electric Co.
Michael H. Dunn, Book Dealer
Rosemary M. Lalime, Principal Broker and Owner, All Seasons Realty
Marcel M. Locke, Proprietor, Parkview Garage
Stephen P. Marsh, President and Chief Operating Officer, Community Bancorp. and Community National Bank
Anne T. Moore, Principal Broker, The Taylor Moore Agency
Dale Wells, President, Dale Wells Building Contractor, Inc.
Richard C. White, Chairman and Chief Executive Officer, Community Bancorp. and Community National Bank

Executive Officers

Community Bancorp. and Community National Bank

Richard C. White, Chairman and Chief Executive Officer, Community Bancorp. and Community National Bank
Stephen P. Marsh, President and Chief Operating Officer, Community Bancorp. and Community National Bank
Alan A. Wing, Vice President, Community Bancorp.; Executive Vice President, Community National Bank

Other Officers

Community National Bank

Kathryn M. Austin, Vice President and Human Resources Officer
Patricia F. Blackmore, Internal Auditor
Jeanne L. Bonnell, Community Circle Director
Louise M. Bonvechio, Controller
Wanda J. Boomer, Vice President and Troy Office Manager
Lorraine M. Brislin, Assistant Vice President and Central Vermont Offices Manager
Timothy B. Bronson, Vice President and Loan Officer
Craig D. Buchanan, Loan Officer
Christianne J. Bumps, Corporate Secretary, Community Bancorp. and Community National Bank
Theresa P. Carpenter, Loan Underwriting Officer
Hope K. Colburn, Assistant Vice President and Barton Office Manager
Bonnie J. Currier, Vice President and Residential Mortgage Loan Officer
R. Stephen Gurin, Jr., Regional Vice President, Central Vermont
Joanne M. Guyette, Loan Officer
Richard L. Isabelle, Regional Vice President, Caledonia County
Donna L. Kennison, Loan Officer
Cindy L. LaGue, Derby and Derby Line Office Manager
Rosemary M. Lalime, Vice President
France B. Lambert, Vice President, Information Technology Applications
Carmi M. Marsh, Vice President, Municipal Services
Terrie L. McQuillen, Vice President and Credit Administration Officer
Theresa B. Morin, Assistant Vice President, Special Asset Officer and Security Officer
Mary Jo Rigby, Loan Officer and Island Pond Office Manager
Tracy D. Roberts, Marketing Director
Thomas R. Zuppe, Vice President, Information Technology

Advisory Boards

Island Pond Advisory Board
Theodore J. Firestine, Roy Frizzell,Craig Goulet, Dale R. Lamere
Barton Advisory Board
John F. Brown, Rene Desmarais, Alicia Marcotte, John C. Ruggles, Fernand J. Tanguay
Troy Advisory Board
Roland Denton, Roland Laliberty, Gary R. Taylor, Nancy Warner
St. Johnsbury Advisory Board
Ernest Begin, Aminta K. Conant, Robert Ide, Richard Lawrence, Bernier Mayo, Peter Murphy, Paul Wheeler
Central Vermont Advisory Board
Jeff Blow, Carol Ellison, Cornelius Hogan, Francis McFaun Dorothy Mitchell, Candy Moot, Gus Seelig, Phil White

Community Bancorp.
4811 US Route 5, PO Box 259, Derby, Vermont 05829
(802) 334-7915

Community National Bank Office Locations

Derby
4811 US Route 5, Derby, VT 05829 (802) 334-7915
derby@communitynationalbank.com

Barre
316 North Main Street, Barre, VT 05641 (802) 476-6565
barre@communitynationalbank.com

Barton
103 Church Street, Barton, Vermont 05822 (802) 525-3524
barton@communitynationalbank.com

Derby Line
69 Main Street, Derby Line, VT 05830 (802) 873-3101
derbyline@communitynationalbank.com

Island Pond
23 US Route 105, Island Pond, Vermont 05846 (802) 723-4356
islandpond@communitynationalbank.com

Montpelier
95 State Street, Montpelier, Vermont 05601 (802) 223-0598
montpelier@communitynationalbank.com

Newport
100 Main Street, Newport, Vermont 05855 (802) 334-7915
newport@communitynationalbank.com

St. Johnsbury
Price Chopper Building, 857 Memorial Drive, St. Johnsbury,
Vermont 05819 (802) 748-3605 or 1-800-327-3605
stjohnsbury@communitynationalbank.com

Troy
4245 US Route 101, Troy, Vermont 05868 (802) 744-2287
troy@communitynationalbank.com

e-mail: cnb@communitynationalbank.com

www.communitynationalbank.com

ATM service available at all locations